Exhibit 10.10

Pages where confidential treatment has been requested are stamped

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,”

and places where information has been redacted have been marked with (***).

AMENDMENT NO. 1

MC KESSON MEDICAL-SURGICAL INC. DISTRIBUTION AGREEMENT

This Amendment No. 1 amends that distribution agreement between McKesson Medical-Surgical Inc. and Sound Surgical Technologies LLC dated as of June 14, 2004 (the “Distribution Agreement”) effective as of July 1, 2004 by adding the following provisions. All capitalized terms used in this Amendment No. 1 and not otherwise defined herein shall have the meanings ascribed to them in the Distribution Agreement.

1.	Products shall include Seller’s VASER® System ultrasonic surgical system.

2.	Buyer shall distribute the VASER System only in connection with Seller’s Fee-Per-Procedure Agreement, as provided below.

3.	In promotion of the VASER System, Buyer will use its reasonable efforts to:

a.	promote the surgical procedure LipoSelectionSM and the branding of the phrase “LipoSelection .... only by VASER”

b.	promote Seller’s VASER Fee-Per-Procedure program and agreement (the “VASER FPP Program”); and

c.	maintain proper use of Seller’s trademark VASER and its service mark LIPOSELECTION.

4.	In implementing distribution of the VASER System under the Distribution Agreement, the following will apply:

a.	Buyer’s sales force will qualify end-users in accordance with criteria established by Seller and communicated to Buyer and will use its reasonable effort to pre-sell to qualified end-users Seller’s VASER FPP Program.

b.	When Buyer has achieved a strong level of interest in the VASER FPP Program in a qualified end-user (a “Lead”), Buyer will report that Lead to Seller with such information as Seller reasonably may request.

c.	Buyer’s sales representative and Seller’s sales representative will cooperate in closing with each Lead a VASER FPP Program agreement (“FPP Agreement”) in the form specified by Seller. Prior to closing, Seller will submit the name and other required information on the Lead to Partners Equity Capital Company (“PECC”) for credit approval. Such credit approval is required before Seller will sell a VASER System to Buyer under the Distribution Agreement.

d.	Following PECC credit approval and receipt by Seller of a properly completed and signed FPP Agreement from a Lead, Seller will

i.	forward the FPP Agreement to PECC with an identification number beginning MCK-xxxxxx;

ii.	notify Buyer of the date the FPP Agreement was forwarded, the identification number, the name of the Lead/customer, and the term of and minimum under the FPP Agreement (as shown on Attachment B); and

iii.	deliver the VASER System to the Lead/customer.

e.	Seller’s and Buyer’s respective sales representatives will cooperate in installing the System and performing required in-service training, and in obtaining and delivering to Seller a properly completed and signed System acceptance document in the form specified by Seller.

f.	Seller will submit the signed acceptance document to PECC and will simultaneously deliver to Buyer by facsimile or e-mail in .PDF format a bill of sale for the relevant VASER System in the form attached to and incorporated in this Amendment No. 1 as Attachment A, executed by Seller, and an invoice for the purchase price of the VASER System in the amount shown on Attachment B to this Amendment No. 1. The bill of

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

sale and invoice will carry the serial numbers of the principal components of the VASER System, the name and address of the Lead/customer, and the FPP Agreement identification number.

g.	Promptly after receipt of the bill of sale and invoice, Buyer will deliver to PECC by facsimile a bill of sale in the form attached to and incorporated in this Amendment No. 1 as Attachment C, executed by Buyer, and an invoice for the purchase price of the VASER System in the amount shown on Attachment B to this Amendment No. 1. The bill of sale and invoice will carry the serial numbers of the principal components of the VASER System, the name and address of the Lead/customer, and the FPP Agreement identification number.

h.	PECC will pay Buyer’s invoice by immediate credit wire transfer to Buyer’s designated account. On the next business day (being any day except Saturday, Sunday and any day on which national banks in the United States are closed) after receipt by Buyer of such funds, Buyer will pay Seller’s invoice by immediate credit wire transfer to Seller’s designated account.

5.	The 2% prompt payment discount provided by paragraph (d) of Subsection 4.1 of the Distribution Agreement shall not apply to VASER System transactions under this Amendment No. 1.

6.	Buyer represents and covenants to Seller that, with respect to each purchase of a VASER System, it is purchasing the VASER System solely for resale to PECC and will not sell, transfer, lease, rent, use or permit the use of, lien, charge or otherwise encumber the VASER System other than to transfer title to PECC.

7.	Buyer acknowledges and agrees that:

a.	each VASER System purchased by it is subject to all of the provisions, terms and conditions of (i) the FPP Agreement applicable to such VASER System and (ii) the Program Agreement dated as of April 1, 2004 between Seller and PECC, as the same may be amended from time to time;

b.	Buyer retains no interest in any VASER System sold or transferred by it to PECC and has no right, obligation or other interest in or under any FPP Agreement related to any such VASER System.

8.	Seller represents and warrants to Buyer, with respect to each VASER System sold to Buyer, that Seller has and will transfer to Buyer good and marketable title to the same free and clear of any liens, charges or encumbrances except the related FPP Agreement.

9.	Except as modified by this Amendment No. 1, the Distribution Agreement shall remain in effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

(“Buyer”)	(“Seller”)
MCKESSON MEDICAL-SURGICAL INC.	SOUND SURGICAL TECHNOLOGIES LLC

By:	By:
Title:	Title:
Date:	Date:

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

Addendum A

Conditional Bill of Sale

Subject to receipt by Sound Surgical Technologies LLC, a Colorado limited liability company (“SST”) of payment of the consideration provided for pursuant to Amendment No. 1 to that Distribution Agreement dated as of June 14, 2004 between SST and McKesson Medical-Surgical Inc. (“McKesson”), the sufficiency of which SST acknowledges, SST transfers and sells to McKesson the following equipment located at the address stated:

EQUIPMENT		ADDRESS

VASER® Amplifier	Serial No. _____________	Name ___________________________________

VentX™ Console	Serial No. _____________	Address _________________________________

Precision Fluid		Address _________________________________
Management System	Serial No. _____________
City/State/Zip _____________________________

Ancillary instruments

SST warrants that it has and hereby conveys to McKesson good and marketable title to the equipment free and clear of all liens, charges and encumbrances except that Fee-Per-Procedure Agreement dated as of                     , 200    , bearing identification number MCK-                        .

Executed at Louisville, Colorado this          day of             , 200    .

Sound Surgical Technologies LLC

By
Name
Title

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

Addendum B

PRICE SCHEDULE

VASER FPP Program Agreement Term/Minimum	Price from Seller to Buyer(1)		Price from Buyer to PECC
36 months/3 per mo./$(***)	$(	***)	$(	***)
36 months/4 per mo./$(***)	$(	***)	$(	***)

48 months/3 per mo./$(***)	$(	***)	$(	***)
48 months/4 per mo./$(***)	$(	***)	$(	***)

90 day deferred payments
36 months/3 per mo./$(***)	$(	***)	$(	***)
36 months/4 per mo./$(***)	$(	***)	$(	***)

48 months/3 per mo./$(***)	$(	***)	$(	***)
48 months/4 per mo./$(***)	$(	***)	$(	***)

(1)	Price from Seller to Buyer equals (***) times (the price from Buyer to PECC minus $(***) documentation fee charged by PECC).

“Confidential Treatment Requested

and the Redacted Material has been

separately filed with the Commission.”

Addendum C

Conditional Bill of Sale

Subject to receipt by McKesson Medical-Surgical Inc. (“McKesson”) of payment of the consideration provided for pursuant to that Program Agreement dated as of April 1, 2004 between Sound Surgical Technologies LLC and Partners Equity Capital Company (“PECC”), the sufficiency of which McKesson acknowledges, McKesson transfers and sells to PECC the following equipment located at the address stated:

EQUIPMENT		ADDRESS

VASER® Amplifier	Serial No. _____________	Name ___________________________________

VentX™ Console	Serial No. _____________	Address _________________________________

Precision Fluid		Address _________________________________
Management System	Serial No. _____________
City/State/Zip _____________________________

Ancillary instruments

McKesson warrants that it has and hereby conveys to PECC good and marketable title to the equipment free and clear of all liens, charges and encumbrances except that Fee-Per-Procedure Agreement dated as of                     , 200    , bearing identification number MCK-                                .

Executed at Richmond, Virginia this          day of             , 200    .

MCKESSON MEDICAL-SURGICAL INC.

By
Name
Title